Exhibit 10.22
     EXECUTION COPY
FIRST AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS
Dated as of June 22, 2006
     This FIRST AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS (this “Amendment”) is among THE TENSAR CORPORATION LLC (“Tensar”), TCO FUNDING CORP. (“TCO”), and CREDIT SUISSE as administrative agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS:
     A. Tensar, TCO and the Administrative Agent entered into a Lease and License Financing Purchase Option Agreement, dated as of October 31, 2005 (as amended, supplemented or otherwise modified from time to time, the “Lease Agreement”) and Tensar, TCO, the Administrative Agent and certain other parties thereto, entered into a Working Capital Murabaha Facility Agreement, dated as of October 31, 2005 (as amended, supplemented or otherwise modified from time to time, the “Commodities Purchase Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease Agreement, and, if not defined therein, in the Commodities Purchase Agreement; and
     B. Tensar has requested that TCO and the Administrative Agent amend the Lease Agreement, the Commodities Purchase Agreement and certain related documentation in connection with the acquisition by Tensar of The Tensar Group Limited.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     2. Amendments to Lease Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof:
          (a) Schedule 1 of the Lease Agreement is hereby amended to add the following new defined terms in appropriate alphabetical order:
“Amendment Effective Date” shall have the meaning assigned thereto in Section 5 of the First Amendment to the Lease/Purchase Facilities Documents.
“First Amendment to the Lease/Purchase Facilities Documents” shall mean the First Amendment to Lease/Purchase Facilities Documents, dated as of June 22, 2006, among TCO, Tensar Holdings, Tensar, the Administrative Agent and the other Tensar Parties party thereto.
“Foreign Security Documents” shall have the meaning assigned to such term in the Luxco Commodities Purchase Agreement.

“Luxco” shall mean TTC Holdings S.à.r.l, a private limited liability company (société à responsabilité limitée) registered with the Luxembourg Register of Commerce and Companies
“Luxco Commodities Purchase Agreement” shall mean the Luxco Murabaha Facility Agreement, dated as of the Amendment Effective Date, among Tensar Holdings, Luxco, TCO, Arcapita Investment Funding Limited, as agent for TCO, AIA Limited as agent for Luxco, and Credit Suisse, as administrative agent, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.
“Luxco Commodities Purchase Facility” shall mean the Murabaha facility provided for in the Luxco Commodities Purchase Agreement.
“Luxco Security Documents” shall have the meaning assigned to such term in the Luxco Commodities Purchase Agreement.
“Luxco Subsidiary Guarantors” shall have the meaning assigned to such term in the Luxco Commodities Purchase Agreement.
“Share Purchase Agreement” shall mean the Share Purchase Agreement, dated May 16, 2006, among Tensar Holdings, TTC UK Holdings Limited, 3i Group Plc, Electra General Partner and the other vendors party thereto.
“Tensar Group Limited Acquisition” shall mean the acquisition by Tensar Holdings pursuant to the Share Purchase Agreement of all the Equity Interests in the Tensar Group Limited; the aggregate amount of cash consideration for such acquisition is approximately $86,900,000.
“UK Guarantors” shall mean Tensar Group Limited, Tensar International Limited, Tensar Techologies Limited, Tensar Manufacturing Limited and TTC UK Holdings Limited and each other subsidiary of Luxco which provides a guarantee in respect of Luxco’s obligations under the Luxco Commodities Purchase Agreement pursuant to the terms thereof.
          (b) The definition of “Agreed Profit” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:

“Agreed Profit” shall mean “Agreed Profit” as defined in the Commodities Purchase Agreement, the Luxco Commodities Purchase Agreement and in the Second Lien Commodities Purchase Agreement, as applicable.
          (c) The definition of “Asset Sale” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“Asset Sale” shall mean the sale, lease, sub-lease, license, sub-license, sale and leaseback, assignment, conveyance, transfer, issuance or other disposition (by way of merger, casualty, condemnation or otherwise) by (x) any Tensar Party (other than Luxco and its subsidiaries) or any of the Subsidiaries (other than Luxco and its subsidiaries) to any person (other than Tensar or any US Guarantor) or (y) Luxco or any of its subsidiaries to any person (other than Tensar or any subsidiary thereof which is a Guarantor) of (a) any Equity Interests of any of the Subsidiaries or (b) any other assets of any Tensar Party or any of the Subsidiaries, including Equity Interests of any person that is not a Subsidiary; provided that any asset sale or series of related asset sales described in clause (b) above having a value not in excess of $250,000 shall be deemed not to be an “Asset Sale” for purposes of this Agreement.
          (d) The definition of “Change in Control” set forth in Schedule 1 of the Lease Agreement is hereby amended to amend and restate clause (d) therein as follows:
“(d) Tensar Holdings shall at any time fail to own directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Holdings, Holdings shall fail to own directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Tensar, or Tensar shall fail to own, directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Luxco, in each case, free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement, the Luxco Security Documents or by the Second Lien Commodities Purchase Facility Documents);”
          (e) The definition of “Commodities Purchase Facilities Documents” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“Commodities Purchase Facility Documents” shall mean (i) the Commodities Purchase Agreement and all other instruments, agreements and other documents evidencing or governing the foregoing or providing for any Guarantee, Lien or other right in respect thereof, including the Reimbursement Letter and the Security Documents, as the same may be amended, supplemented or otherwise modified in accordance with the terms hereof and (ii) the Luxco Commodities Purchase Agreement and all other instruments, agreements and other documents evidencing or governing the foregoing or providing for any Guarantee, Lien or other right in respect thereof, including the Security Documents and the Foreign Security Documents, as the same may be amended, supplemented or otherwise modified in accordance with the terms hereof.
          (f) The definition of “Consolidated Financing Expense” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“Consolidated Financing Expense” shall mean, for any period, the sum of (a) rent or profit expense or the Rental Rate portion of rent of Tensar Holdings and its Subsidiaries for such period (including, without duplication, all Agreed Profit, Supplemental Profit and the Rental Rate portion of Rent payable, agreed profit under the Luxco Commodities Purchase Agreement, the Commodities Purchase Agreement and the Second Lien Commodities Purchase Agreement and all commissions, discounts and other fees and charges owed by Tensar and the Subsidiaries with respect to Murabaha Guarantee Obligations, letters of credit and bankers’ acceptance financing), in each case determined on a consolidated basis in accordance with GAAP, plus (b) any profit expense or the rental rate portion of any rent of Tensar or any Subsidiary that is required to be capitalized rather than expensed for such period in accordance with GAAP, plus (c) any other similar expense under GAAP.
          (g) The definition of “Consolidated Fixed Charges” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“Consolidated Fixed Charges” shall mean, for any period, without duplication, the sum of (a) Consolidated Financing Expense for such period paid in cash, (b) the aggregate amount of scheduled Acquisition Cost payments in respect of the Leased Assets or scheduled payments (whether or not made) during such period to reduce the unpaid stated amount in respect of long term Financing Obligations (including Purchase Price obligations under the Luxco Commodities Purchase Facility (to the extent the Purchase Price for any Metals Transaction thereunder is less than the Purchase Price for the immediately preceding Metals Transaction), Capital Lease Obligations and Synthetic Lease Obligations, but excluding payments applied to Purchase Price under the Commodities Purchase Facility) of Tensar and its Subsidiaries (other than payments made by Tensar or any of its Subsidiaries to Tensar or another Subsidiary), (c) Capital Expenditures for such period, less Capital Expenditures incurred in connection with the new BX geogrid manufacturing line in Morrow, Georgia, and (d) the aggregate amount of Taxes paid in cash (net of refunds received with respect to such Taxes) payable by Tensar and its Subsidiaries during such period in accordance with Section 1.06(iii)(y) of Schedule 4.
          (h) The definition of “Current Assets” set forth in Schedule 1 of the Lease Agreement is hereby amended to replace the term “Tensar” with the term “Tensar Holdings”.
          (i) The definition of “Current Liabilities” set forth in Schedule 1 of the Lease Agreement is hereby amended to replace the term “Tensar” with the term “Tensar Holdings”.
          (j) The definition of “Excess Cash Flow” set forth in Schedule 1 of the Lease Agreement is hereby amended to amend and restate clause (iv) therein as follows:
“(iv) permanent repayments of Financing Obligations (other than mandatory prepayments of Acquisition Cost pursuant to the terms of the Put Option Letter or mandatory prepayments of Purchase Price pursuant to Section 3.6 of the Luxco Commodities Purchase Agreement) permitted hereunder made by Tensar and its Subsidiaries during such fiscal year, but only to the extent that such prepayments by their terms cannot be redrawn and do not occur in connection with a refinancing of all or any portion of such Financing Obligations and”
          (k) The definition of “First Lien Leverage Ratio” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“First Lien Leverage Ratio” shall mean, on any date, the ratio of (a) Total Obligations with respect to this Agreement, the Commodities Purchase Agreement and the Luxco Commodities Purchase Agreement on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date, taken as one accounting period.
          (l) The definition of “Metals Transaction” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:

“Metals Transaction” shall have the meaning assigned to such term in the Commodities Purchase Facility Agreement or to the term “Transaction” in the Luxco Commodities Purchase Facility Agreement, as applicable.
          (m) The definition of “Murabaha Price” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“Murabaha Price” shall have the meaning assigned to such term in the Commodities Purchase Agreement, the Luxco Commodities Purchase Agreement or the Second Lien Commodities Purchase Agreement, as applicable.
          (n) The definition of “Permitted Acquisition” set forth in Schedule 1 of the Lease Agreement is hereby amended to replace the term “Section 4” in clause (B) thereof with the term “Schedule 4”.
          (o) The definition of “Purchase Price” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“Purchase Price” shall have the meaning set forth in the Commodities Purchase Agreement, the Luxco Commodities Purchase Agreement or the Second Lien Commodities Purchase Agreement, as applicable.
          (p) The definition of “Unpaid Reimbursement Obligations” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“Unpaid Reimbursement Obligations” shall have the meaning assigned to such term in the Commodities Purchase Agreement.
          (q) The definition of “wholly-owned subsidiary” set forth in Schedule 1 of the Lease Agreement is hereby amended to replace the term “Tensar” with the term “Tensar Holdings”.
          (r) Annex 1(c) to Schedule 1 of the Lease Agreement is hereby amended and restated as set forth on Annex D hereto.
          (s) Section 1.14 of Schedule 2 of the Lease Agreement is hereby amended to amend and restate the first sentence thereof as follows:
“Except with respect to the tax returns of The Tensar Group Limited for the period ended September 30, 2002, each of the Tensar Parties and each of the Subsidiaries has timely filed or timely caused to be filed all Federal, state, local and foreign tax returns or materials required to be filed by it and all such tax returns are correct and complete in all materal requests.”
          (t) Section 1.19(a) of Schedule 2 of the Lease Agreement is hereby amended to amend and resated clause (i) therein as follows:
“(i) in the case of the Pledged Securities described therein when financing statements in appropriate form are filed in the offices specified on Annex 19(a) to this Schedule 2 (as such schedule may be supplemented for any new Subsidiary in connection with the execution of an Assumption Agreement (as defined in the Guarantee and Collateral Agreement), or solely with respect to certificated Pledged Securities which have elected to be treated as securities under Article 8 of the UCC, when such Pledged Securities are delivered to TCO and”
          (u) Section 1.01(d) of Schedule 4 of the Lease Agreement is hereby amended to replace the number “2,500,000” with the number “4,000,000”.
          (v) Section 1.01(e) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(e) Financing Obligations (i) of Tensar Holdings and Tensar under the Commodities Purchase Facility Agreement in an aggregate stated amount (excluding profit amount) not to exceed $40,000,000 and Financing Obligations of the Guarantors under any Guarantees in respect of such Financing Obligations and any Permitted Refinancing Obligations in respect of any such Financing Obligations, (ii) of Tensar Holdings and Luxco under the Luxco Commodities Purchase Facility Agreement in an aggregate stated amount (excluding profit amount) not to exceed $80,000,000, and Financing Obligations of the Guarantors and the UK Guarantors under any Guarantees in respect of such Financing Obligations and any Permitted Refinancing Obligations in respect of any such Financing Obligations, and (iii) of Tensar Holdings and Tensar under the Second Lien Commodities Purchase Facility in aggregate stated amount (excluding profit amount) not to exceed $84,000,000 and Financing Obligations of the Guarantors under any Guarantees in respect of such Financing Obligations and any Permitted Refinancing Obligations in respect of any such Financing Obligations;”

          (w) Section 1.01(f) of Schedule 4 of the Lease Agreement is hereby amended to replace the number “2,500,000” with the number “4,000,000”.
          (x) Section 1.0l(k) of Schedule 4 of the Lease Agreement is hereby amended to replace the number “2,500,000” with the number “4,000,000”.
          (y) Section 1.02(i) of Schedule 4 of the Lease Agreement is hereby amended to replace the number “2,500,000” with the number “4,000,000”.
          (z) Section 1.04(a) of Schedule 4 of the Lease Agreement is hereby amended to amend and restate clause (B) therein as follows:
“(B)the aggregate amount of Investments by the Tensar Parties (other than Luxco and its subsidiaries) in Subsidiaries of Tensar that are not Subsidiary Guarantors shall not exceed $14,000,000, at any time outstanding; provided that the aggregate amount of Investments in Subsidiaries of Tensar other than Luxco or the Luxco Subsidiary Guarantors shall not exceed $4,000,000, at any time outstanding and”
          (aa) Section 1.04(m) of Schedule 4 of the Lease Agreement is hereby amended to replace the number “2,500,000” with the number “4,000,000”.
          (bb) Section 1.04 of Schedule 4 of the Lease Agreement is hereby further amended (i) to delete the word “and” at the end of clause (l) thereof, (ii) reletter clause (m) as clause (n) and (iii) insert the following new clause (m):
“(m) the Tensar Group Limited Acquisition; and”
          (cc)  Section 1.05(f) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(f) the purchase and sale of commodities by Tensar under the Commodities Purchase Agreement and the purchase and sale of commodities by Luxco under the Luxco Commodities Purchase Agreement;”
          (dd) Section 1.08(b) of Schedule 4 of the Lease Agreement is hereby amended to insert the following parenthetical at the end of clause (ii) therein:
“(other than the issuance or sale of Equity Interests in connection with intercompany Investments otherwise permitted under Section 1.04 of this Schedule 4)”
          (ee) Section 1.08 of Schedule 4 of the Lease Agreement is hereby further amended to add the following new clause (d) at the end thereof:

“(d) With respect to Luxco, engage in any business activities or have any assets or liabilities other than its ownership of the Equity Interests in TTC UK Holdings Limited and liabilities incidental thereto, including its liabilities pursuant to the Luxco Commodities Purchase Agreement.”
          (ff) Sections 1.10, 1.11, 1.12, 1.13 and 1.14 of Schedule 4 of the Lease Agreement are hereby amended and restated as set forth on Annex A hereto.
          (gg) Annex 7 to Schedule 4 of the Lease Agreement is hereby amended to add transactions set forth on Annex E hereto.
          (hh) Annex 8 to Schedule 4 of the Lease Agreement is hereby amended and restated as set forth on Annex F hereto.
          (ii) Annex 17 to Schedule 4 of the Lease Agreement is hereby amended and restated as set forth on Annex G hereto.
          (jj) Section 1 of Schedule 7 of the Lease Agreement is hereby amended to replace the phrase “the payment in full of the Acquisition Cost and the Rent” in the last sentence thereof, the phrase “the payment in full of the Obligations”.
          (kk) Section 4(c) of Schedule 7 of the Lease Agreement is hereby amended and restated as follows
“(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 25. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.”
     3. Amendments to Commodities Purchase Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof:
          (a) the definition of Maximum Facility Amount contained in Section 1.1 of the Commodities Purchase Agreement is hereby amended by replacing the dollar amount “$30,000,000” with the dollar amount “$40,000,000”.
          (b) Sections 3.7(c), (d), (e) and (f) of the Commodities Purchase Agreement are hereby amended and restated as follows:
“(c) Not later than the third Business Day following the receipt by Tensar Holdings, Tensar or any of the Subsidiaries of Net Cash Proceeds arising from completion of any Asset Sale or the occurrence of any Recovery Event, and to the extent that less than 100% of the Net Cash Proceeds from such Asset Sale or Recovery Event have been applied towards the payment of the Acquisition Cost of the Leased Assets under the Lease Agreement pursuant to an exercise of the Asset Sales Option under the Put Option Letter and toward the repayment of Murabaha Prices in respect of Metals Transactions pursuant to Section 3.6 of the Luxco Commodities Purchase Agreement, Tensar shall remit any such excess Net Cash Proceeds to TCO to repay one or more Murabaha Prices in respect of Metals Transactions (in the direct order of the Payment Dates therefor) and, thereafter, to be remitted to TCO to be held as cash collateral in accordance with Section 2.4.
(d) In the event and on each occasion that an Equity Issuance occurs, and to the extent that less than 50% of the Net Cash Proceeds from such Equity Issuance have been applied towards the payment of the Acquisition Cost of the Leased Assets under the Lease Agreement pursuant to an exercise of the Equity Issuance Option under the Put Option Letter and toward the repayment of Murabaha Prices in respect of Metals Transactions pursuant to Section 3.6 of the Luxco Commodities Purchase Agreement, Tensar shall remit such excess Net Cash Proceeds to TCO to repay one or more Murabaha Prices in respect of Metals Transactions (in the direct order of the Payment Dates therefor) and, thereafter, to be remitted to TCO to be held as cash collateral in accordance with Section 2.4.
(e) In the event that any Tensar Party receives Net Cash Proceeds from the issuance or other incurrence of Financing Obligations of any Tensar Party (other than Financing Obligations permitted to be incurred under Section 1.01 of Schedule 4 hereto), and to the extent that less than 100% of the Net Cash Proceeds from the issuance or incurrence of such Financing Obligations have been applied towards the payment of the Acquisition Cost of the Leased Assets under the Lease Agreement pursuant to an exercise of the Financing Obligation Option under the Put Option Letter and toward the repayment of Murabaha Prices in respect of Metals Transactions pursuant to Section 3.6 of the Luxco Commodities Purchase Agreement, Tensar shall remit such excess Net Cash Proceeds to TCO to repay one or more Murabaha Prices in respect of Metals Transactions (in the direct order of the Payment Dates therefor) and, thereafter, to be remitted to TCO to be held as cash collateral in accordance with Section 2.4.
(f) Not later than the earlier of (1) 90 days after the end of each fiscal year of Tensar, commencing with the fiscal year ending on December 31, 2006, and (2) the date which is five Business Days after the date on which the financial statements with respect to such period are delivered pursuant to Schedule 3 hereto, and to the extent that an amount less than (A) the ECF Percentage times (B) the Excess Cash Flow for the fiscal year then ended has been applied towards the payment of the Acquisition Cost of the Leased Assets under the Lease Agreement pursuant to an exercise of the ECF Option under the Put Option Letter and toward the repayment of Murabaha Prices in respect of Metals Transactions pursuant to Section 3.6 of the Luxco Commodities Purchase Agreement, Tensar shall remit such excess amount to TCO to repay one or more Murabaha Prices in respect of Metals Transactions (in the direct order of the Payment Dates therefor) and, thereafter, to be remitted to TCO to be held as cash collateral in accordance with Section 2.4.”
          (c) Section 5.2 of the Commodities Purchase Agreement is hereby amended to replace the phrase “each of the other Tensar Parties” with the phrase “each of its Subsidiaries”.
          (d) Section 5.3 of the Commodities Purchase Agreement is hereby amended to replace the phrase “each of the other Tensar Parties” with the phrase “each of its Subsidiaries”.
          (e) Schedule 1 of the Commodities Purchase Agreement is hereby amended to add the following new defined terms in appropriate alphabetical order:
“Amendment Effective Date” shall have the meaning assigned thereto in Section 5 of the First Amendment to the Lease/Purchase Facilities Documents.
“First Amendment to the Lease/Purchase Facilities Documents” shall mean the First Amendment to Lease/Purchase Facilities Documents, dated as of June 22, 2006, among TCO, Tensar Holdings, Tensar, the Administrative Agent and the other Tensar Parties party thereto.
“Foreign Security Documents” shall have the meaning assigned to such term in the Luxco Commodities Purcahse Agreement.
“Luxco” shall mean TTC Holdings S.à.r.l., a private limited liability company (société à responsabilité limitée) registered with the Luxembourg Register of Commerce and Companies
“Luxco Commodities Purchase Agreement” shall mean the Luxco Murabaha Facility Agreement, dated as of the

Amendment Effective Date, among Tensar Holdings, Luxco, TCO, Arcapita Investment Funding Limited, as agent for TCO, AIA limited as agent for Luxco, and Credit Suisse, as administrative agent, as the same may be amended, supplemented or otherwise modified in accordance with the terms hereof.
“Luxco Commodities Purchase Facility” shall mean the Murabaha facility provided for in the Luxco Commodities Purchase Agreement.
“Luxco Commodities Purchase Facility Documents” shall have the meaning assigned to such term in the definition of Commodities Purchase Facility Documents.
“Luxco Security Documents” shall have the meaning assigned to such term in the Luxco Commodities Purchase Agreement.
“Luxco Subsidiary Guarantors” shall have the meaning assigned to such term in the Luxco Commodities Purchase Agreement.
“Put Option Letter” shall have the meaning assigned to such term in the Lease Agreement.
“Share Purchase Agreement” shall mean the Share Purchase Agreement, dated May 16, 2006, among Tensar Holdings, TTC UK Holdings Limited, 3i Group Plc, Electra General Partner and the other vendors party thereto.
“Tensar Group Limited Acquisition” shall mean the acquisition by Tensar Holdings pursuant to the Share Purchase Agreement of all the Equity Interests in the Tensar Group Limited; the aggregate amount of cash consideration for such acquisition is approximately $86,900,000.
“UK Guarantors” shall mean Tensar Group Limited, Tensar International Limited, Tensar Techologies Limited, Tensar Manufacturing Limited and TTC UK Holdings Limited and each other subsidiary of Luxco which provides a guarantee in respect of Luxco’s obligations under the Luxco Commodities Purchase Agreement pursuant to the terms thereof.
          (f) The definition of “Asset Sale” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended and restated as follows:

“Asset Sale” shall mean the sale, lease, sub-lease, license, sub-license, sale and leaseback, assignment, conveyance, transfer, issuance or other disposition (by way of merger, casualty, condemnation or otherwise) by (x) any Yensar Party (other than Luxco and its subsidiaries) or any of the Subsidiaries (other than Luxco and its subsidiaries) to any person (other than Tensar or any US Guarantor) or (y) Luxco or any of its subsidiaries to any person (other than Tensar or any subsidiary thereof which is a Guarantor) of (a) any Equity Interests of any of the Subsidiaries or (b) any other assets of any Tensar Party or any of the Subsidiaries, including Equity Interests of any person that is not a Subsidiary; provided that any asset sale or series of related asset sales described in clause (b) above having a value not in excess of $250,000 shall be deemed not to be an “Asset Sale” for purposes of this Agreement.
          (g) The definition of “Change in Control” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended to amend and restate clause (d) therein as follows:
“(d) Tensar Holdings shall at any time fail to own directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Holdings, Holdings shall fail to own directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Tensar, or Tensar shall fail to own, directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Luxco, in each case, free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement, the Luxco Security Documents or by the Second Lien Commodities Purchase Facility Documents);”
          (h) The definition of “Commodities Purchase Facilities Documents” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“Commodities Purchase Facility Documents” shall mean (i) this Agreement and all other instruments, agreements and other documents evidencing or governing the foregoing or providing for any Guarantee, Lien or other right in respect thereof, including the Reimbursement Letter and the Security Documents, as the same may be amended, supplemented or otherwise modified in accordance with the terms hereof and (ii) the Luxco Commodities Purchase Agreement and all other instruments, agreements and other documents evidencing or governing the foregoing or providing for any Guarantee, Lien or other right in respect thereof, including the Security Documents and the Foreign Security Documents, as the same may be amended, supplemented or otherwise modified in accordance with the terms hereof (the “Luxco Commodities Purchase Facility Documents”).
          (i) The definition of “Consolidated Financing Expense” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“Consolidated Financing Expense” shall mean, for any period, the sum of (a) rent or profit expense or the Rental Rate portion of rent of Tensar Holdings and its Subsidiaries for such period (including, without duplication, all Agreed Profit, Supplemental Profit and the Rental Rate portion of Rent payable, agreed profit under this Agreement, the Second Lien Commodities Purchase Agreement and the Luxco Commodities Purchase Agreement and all commissions, discounts and other fees and charges owed by Tensar and the Subsidiaries with respect to Guarantee Obligations, letters of credit and bankers’ acceptance financing), in each case determined on a consolidated basis in accordance with GAAP, plus (b) any profit expense or the rental rate portion of any rent of Tensar or any Subsidiary that is required to be capitalized rather than expensed for such period in accordance with GAAP, plus (c) any other similar expense under GAAP.
          (j) The definition of “Consolidated Fixed Charges” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“Consolidated Fixed Charges” shall mean, for any period, without duplication, the sum of (a) Consolidated Financing Expense for such period paid in cash, (b) the aggregate amount of scheduled Acquisition Cost payments in respect of the Leased Assets or scheduled payments (whether or not made) during such period to reduce the unpaid stated amount in respect of long term Financing Obligations (including Purchase Price obligations under the Luxco Commodities Purchase Facility (to the extent the Purchase Price for any Metals Transaction thereunder is less than the Purchase Price for the immediately preceding Metals Transaction), Capital Lease Obligations and Synthetic Lease Obligations, but excluding payments applied to Purchase Price under the Commodities Purchase Facility) of Tensar and its Subsidiaries (other than payments made by Tensar or any of its Subsidiaries to Tensar or another Subsidiary), (c) Capital Expenditures for such period, less Capital Expenditures incurred in connection with the new BX geogrid manufacturing line in Morrow, Georgia, and (d) the aggregate amount of Taxes paid in cash (net of refunds received with respect to such Taxes) payable by Tensar and its Subsidiaries during such period in accordance with Section 1.06(iii)(y) of Schedule 4.
          (k) The definition of “Current Assets” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended to replace the term “Tensar” with the term “Tensar Holdings”.
           (l) The definition of “Current Liabilities” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended to replace the term “Tensar” with the term “Tensar Holdings”.
          (m) The definition of “Excess Cash Flow” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended to amend and restate clause (iv) therein as follows:
“(iv) permanent repayments of Financing Obligations (other than mandatory prepayments of Acquisition Cost pursuant to the terms of the Put Option Letter or mandatory prepayments of Purchase Price pursuant to Section 3.6 of the Luxco Commodities Purchase Agreement) permitted hereunder made by Tensar and its Subsidiaries during such fiscal year, but only to the extent that such prepayments by their terms cannot be redrawn and do not occur in connection with a refinancing of all or any portion of such Financing Obligations and”
          (n) The definition of “First Lien Leverage Ratio” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“First Lien Leverage Ratio” shall mean, on any date, the ratio of (a) Total Obligations with respect to this Agreement, the Commodities Purchase Agreement and the Luxco Commodities Purchase Agreement on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date, taken as one accounting period.
          (o) The definition of “Material Obligations” set forth in Schedule 1 to the Commodities Purchase Agreement is hereby amended (i) by inserting the words “any Luxco Commodity Purchase Facility Document,” immediately after the words “any Lease Document” in clause (i) thereof and (ii) by replacing the term “Commodities Purchase Facility Documents” with the term “this Agreement” in clause (ii) thereof.

          (p) The definition of “Metals Transaction” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“Metals Transaction” shall have the meaning assigned to such term in Article 1 of this Agreement or the term “Transaction” in the Luxco Commodities Purchase Facility Agreement, as applicable.
          (q) The definition of “Permitted Acquisition” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended to replace the term “Section 4” in clause (B) thereof with the term “Schedule 4”.
          (r) The definition of “Related Financing Documents” set forth in Schedule 1 to the Commodities Purchase Agreement is hereby amended by inserting the words “the Luxco Commodity Purchase Facility Documents,” immediately after the words “the Lease Documents”.
          (s) The definition of “wholly-owned subsidiary” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended to replace the term “Tensar” with the term “Tensar Holdings”.
          (t) Annex 1(c) of Schedule 1 of the Lease Agreement is hereby amended and restated as set forth on Annex D hereto.
          (u) Section 1.14 of Schedule 2 of the Commodities Purchase Agreement is hereby amended to amend and restate the first sentence thereof as follows:
“Except with respect to the tax returns of The Tensar Group Limited for the period ended September 30, 2002, each of the Tensar Parties and each of the Subsidiaries has timely filed or timely caused to be filed all Federal, state, local and foreign tax returns or materials required to be filed by it and all such tax returns are correct and complete in all materal requests.”
          (v) Section 1.19(a) of Schedule 2 of the Commodities Purchase Agreement is hereby amended to amend and resated clause (i) therein as follows:
“(i) in the case of the Pledged Securities described therein when financing statements in appropriate form are filed in the offices specified on Annex 19(a) to this Schedule 2 (as such schedule may be supplemented for any new Subsidiary in connection with the execution of an Assumption Agreement (as defined in the Guarantee and Collateral Agreement), or solely with respect to certificated Pledged Securities which have elected to be treated as securities under Article 8 of the UCC, when such Pledged Securities are delivered to TCO and”
          (w) Section 1.01(c) of Schedule 4 of the Commodities Purchase Agreement is hereby amended to replace the words “an Affiliate Subordination Agreement” with the words, “the Affiliate Subordination Agreement or such other subordination agreement as is reasonably acceptable to TCO”.
          (x) Section 1.01(d) of Schedule 4 of the Commodities Purchase Agreement is hereby amended to replace the number “2,500,000” with the number “4,000,000”.
          (y) Section 1.01(e) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(e) Financing Obligations (i) of Tensar under the Lease Agreement in an aggregate stated amount (excluding profit amount) not to exceed $147,000,000 and Financing Obligations of the Guarantors under any Guarantees in respect of such Financing Obligations and any Permitted Refinancing Obligations in respect of any such Financing Obligations, (ii) of Tensar Holdings and Luxco under the Luxco Commodities Purchase Facility Agreement in an aggregate stated amount (excluding profit amount) not to exceed $80,000,000 and Financing Obligations of the Guarantors and the UK Guarantors under any Guarantees in respect of such Financing Obligations and any Permitted Refinancing Obligations in respect of any such Financing Obligations and (iii) of Tensar and Tensar Holdings under the Second Lien Commodities Purchase Facility in aggregate stated amount (excluding profit amount) not to exceed $84,000,000 and Financing Obligations of the Guarantors under any Guarantees in respect of such Financing Obligations and any Permitted Refinancing Obligations in respect of any such Financing Obligations;
          (z) Section 1.01(f) of Schedule 4 of the Commodities Purchase Agreement is hereby amended to replace the number “2,500,000” with the number “4,000,000”.
          (aa) Section 1.01(k) of Schedule 4 of the Commodities Purchase Agreement is hereby amended to replace the number “2,500,000” with the number “4,000,000”.
          (bb) Section 1.02(i) of Schedule 4 of the Commodities Purchase Agreement is hereby amended to replace the number “2,500,000” with the number “4,000,000”.
          (cc) Section 1.04(a) of Schedule 4 of the Commodities Purchase Agreement is hereby amended to amend and restate clause (B) therein as follows:

“(B) the aggregate amount of Investments by the Tensar Parties (other than Luxco and its subsidiaries) in Subsidiaries of Tensar that are not Subsidiary Guarantors shall not exceed $14,000,000, at any time outstanding; provided that the aggregate amount of Investments in Subsidiaries of Tensar other than Luxco or the Luxco Subsidiary Guarantors shall not exceed $4,000,000, at any time outstanding and”
          (dd) Section 1.04(m) of Schedule 4 of the Commodities Purchase Agreement is hereby amended to replace the number “2,500,000” with the number “4,000,000”.
          (ee) Section 1.04 of Schedule 4 of the Commodities Purchase Agreement is hereby further amended (i) to delete the word “and” at the end of clause (1) thereof, (ii) reletter clause (m) as clause (n) and (iii) insert the following new clause (m):
“(m) the Tensar Group Limited Acquisition; and”
          (ff) Section 1.05(f) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(f) the purchase and sale of commodities by Tensar under this Agreement and the purchase and sale of commodities by Luxco under the Luxco Commodities Purchase Agreement;”
          (gg) Section 1.08(b) of Schedule 4 of the Commodities Purchase Agreement is hereby amended to insert the following parenthetical at the end of clause (ii) therein:
“(other than the issuance or sale of Equity Interests in connection with intercompany Investments otherwise permitted under Section 1.04 of this Schedule 4)”
          (hh) Section 1.08 of Schedule 4 of the Commodities Purchase Agreement is hereby further amended to add the following new clause (d) at the end thereof:
“(d) With respect to Luxco, engage in any business activities or have any assets or liabilities other than its ownership of the Equity Interests in TTC UK Holdings Limited and liabilities incidental thereto, including its liabilities pursuant to the Luxco Commodities Purchase Facility Agreement.”
          (ii) Sections 1.10, 1.11, 1.12, 1.13 and 1.14 of Schedule 4 of the Commodities Purchase Agreement are hereby amended and restated as set forth on Annex A hereto.
          (jj) Annex 7 to Schedule 4 of the Commodities Purchase Agreement is hereby amended to add those transactions set forth on Annex E hereto.

          (kk) Annex 8 to Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as set forth on Annex F hereto.
          (ll) Anned 17 to Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as set forth on Annex G hereto.
          (mm) Section 1 of Schedule 6 of the Commodities Purchase Agreement is hereby amended to replace the phrase “the payment in full of the Acquisition Cost and the Rent” in the last sentence thereof, with the phrase “the payment in full of the Obligations”.
          (nn) Section 4(c) of Schedule 6 of the Commodities Purchase Agreement is hereby amended and restated as follows
“(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.”
     4. Amendments to Guarantee and Collateral Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof:
          (a) Section 1.1 of the Guarantee and Collateral Agreement is hereby amended to add the following defined term in appropriate alphabetical order:
“Luxco Commodities Purchase Facility Documents” small mean, collectively, the Luxco Commodities Purchase Agreement and all other instruments, agreements and other documents evidencing or governing the foregoing or providing for any Guarantee, Lien or other right in respect thereof, including the Security Documents and the Foreign Security Documents, as the same may be amended, supplemented or otherwise modified in accordance with the terms hereof.
          (b) Section 1.1 of the Guarantee and Collateral Agreement is hereby amended to add the following new definition in correct alphabetical order
“Luxco Murabaha Obligations” shall mean the collective reference to the aggregate amount of unpaid Murabaha Price, Agreed Profit, fees, including late fees at the Default Rate under the Luxco Commodities Purchase Agreement (including Agreed Profit and such late fees incurred or accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Grantor, whether or not a claim for post-filing or post-petition obligations is allowed in such proceeding) and all other obligations and liabilities of Luxco, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with any Luxco Commodities Purchase Facility Document, or any other document made, delivered or given in connection herewith or therewith, whether on the Effective Date or thereafter and whether on account of principal, purchase price, agreed profit, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to TCO or to the Administrative Agent that are required to be paid by any Grantor pursuant to any Luxco Commodities Purchase Facility Document) or otherwise, including any Guarantee, obligation or indemnity (contingent or otherwise) owed by Luxco to TCO or entered into to support the obligations or indemnities of any holder of TCO’s equity interests to any third party.
          (c) The Definition of Commodities Purchase Agreement contained in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended to add the following immediately after the word “recitals” : “; provided that, for purposes of the definition of Default, Event of Default, Security Documents, Sections 4, 5, 6, 7 and 8, the term Commodities Purchase Agreement shall also be deemed to include the Luxco Commodities Purchase Agreement”.
          (d) The Definition of Lease/Purchase Facilities Documents contained in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended and restated as follows:
“Lease/Purchase Facilities Documents” shall mean, collectively, the Lease Documents, the Commodities Purchase Facility Documents and the Luxco Commodities Purchase Facility Documents.
          (e) The definition of “Obligations” contained in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended and restated as follows:
“Obligations” shall mean (i) in the case of Tensar, the Lease Obligations and the Working Capital Obligations, (ii) in the case of Luxco, the Luxco Murabaha Obligations, and (iii) in the of each Guarantor (including Tensar in its capacity as a Guarantor hereunder), its Guarantor Obligations,”
          (f) The definition of “Guarantors” contained in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended and restated as follows:
“Guarantors” shall mean, with respect to the Obligations of Tensar, the collective reference to each Grantor other than

Tensar and, with respect to the Obligations of Luxco, the collective reference to each Grantor.
          (g) The definition of “Guarantor Obligations” contained in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended and restated as follows:
“Guarantor Obligations” shall mean with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including Section 2) or any other Lease/Purchase Facilities Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Lease/Purchase Facilities Document); provided that, for the avoidance of doubt, the Guarantor Obligations of Tensar shall exclude the Lease Obligations and Working Capital Obligations.
          (h) The definition of “Security Documents” contained in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended to insert the words “by a Grantor” immediately after the words “executed and delivered”.
          (i) Section 2 of the Guarantee and Collateral Agreement is hereby amended and restated as set forth on Annex B.
     5. Conditions to Effectiveness. The effectiveness of the amendments contained in Section 1 of this Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the “Amendment Effective Date”):
          (a) the Administrative Agent and TCO shall have received counterparts of this Amendment signed by each of Tensar, TCO and the Administrative Agent;
          (b) each of the representations and warranties in Section 6 below shall be true and correct in all material respects on and as of the Amendment Effective Date; and
          (c) the Administrative Agent and TCO shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) that are then due and payable and reimbursable under the Lease/Purchase Facilities Documents and for which invoices have been presented.
     6. Representations and Warranties. Each of Tensar Holdings and Tensar represents and warrants to the Administrative Agent and TCO as follows:

          (a) Authority. Each Tensar Party party hereto has the corporate or other organizational power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under each of the Lease/Purchase Facilities Documents amended hereby (as amended hereby). The execution, delivery and performance by each Tensar Party party hereto of this Amendment and each of the Lease/Purchase Facilities Documents (as amended hereby) and the consummation by Tensar Holdings and Tensar of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or other organizational action of such Person. No material consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, each of the Lease/Purchase Facilities Documents (as amended hereby), except such as have been made or obtained and are in full force and effect.
          (b) Enforceability. This Amendment has been duly executed and delivered on behalf of each Tensar Party that is party hereto. Assuming the conditions precedent in Section 5 of this Amendment have been satisfied, this Amendment and each of the Lease/Purchase Facilities Documents (as amended hereby) (i) constitutes a legal, valid and binding obligation of each Tensar Party that is a party hereto or thereto, as applicable, enforceable against such Tensar Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution or delivery of this Amendment by Tensar or any of the Guarantors, as applicable, or the performance by Tensar or the Guarantors of their respective obligations under this Amendment or each of the Lease/Purchase Facilities Documents (as amended hereby), will adversely affect the validity, perfection or priority TCO’s Lien (for the ratable benefit of Secured Parties) on any of the Collateral or its ability to realize thereon.
          (c) Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Lease/Purchase Facilities Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof; provided that Schedule 4.7(a) to the Guarantee and Collateral Agreement is hereby supplemented to include the information set forth on Annex C.
          (d) No Conflicts. Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated hereby, nor the performance of and compliance with the terms and provisions hereof, thereof or of the Lease/Purchase Facilities Documents (as amended hereby) by any Tensar Party will, at the time of such performance, (i) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of any Tensar Party or any Subsidiary, (y) any order of any Governmental Authority or arbitrator or (z) any provision of any indenture, agreement or other instrument to which any Tensar Party or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Tensar Party or any Subsidiary (other than Liens created under the Lease/Purchase Facility Documents and the Second Lien Commodities Purchase Facility Documents).
          (e) No Default. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.
     7. Reference to and Effect on the Lease/Purchase Facilities Documents.
          (a) Upon and after the effectiveness of this Amendment, each reference in any Lease/Purchase Facilities Document to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such Lease/Purchase Facility Document, and each reference in the other Lease/Purchase Facilities Documents to any Lease/Purchase Facility Document amended hereby (or “thereunder”, “thereof” or words of like import referring to such Lease/Purchase Facilities Document), shall mean and be a reference to such Lease/Purchase Facilities Document as amended hereby. This Amendment is a Lease/Purchase Facilities Document.
          (b) Except as specifically amended by this Amendment, the Lease/Purchase Facilities Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Financing Obligations under and as defined therein, in each case as modified hereby.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Lease/Purchase Facilities Documents, or, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Lease/Purchase Facilities Documents.
     8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment, as the case may be.
     9. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     10.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
     11. Reaffirmation.

          (a) Each Tensar Party party hereto hereby reaffirms and admits the validity and enforceability of the Lease/Purchase Facilities Documents, all of such Tensar Party’s obligations thereunder and all Liens and security interests created thereunder and agrees and admits that such Liens secure the Obligations (as defined in the Guarantee and Collateral Agreement (as amended hereby), including the additional Obligations added in connection with the this Amendment) and as of the date hereof, it has no defenses to, or offsets or counterclaim against, any of its Obligations to, the Liens and security interests created in favor of, the Administrative Agent or any other Secured Party under the Lease/Purchase Facility Documents of any kind whatsoever.
          (b) Each Tensar Party hereto which is a Guarantor of the Financing Obligations of Tensar under the Lease/Purchase Facilities Documents hereby (i) consents to the foregoing amendments, and (ii) acknowledges and agrees that notwithstanding the execution and delivery of this Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Financing Obligations (including, without limitation, the Financing Obligations after giving effect to this Amendment) continue in full force and effect.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	DIRECTOR

By:	/s/ Rianka Mohan
	Name:	Rianka Mohan
	Title:	ASSOCIATE

[FIRST AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS]

TCO FUNDING CORP.
By:	/s/ John M. DeMilt
	Name:	John M. DeMilt
	Title:	Vice President

TENSAR HOLDINGS, INC.
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	CEO and President

THE TENSAR CORPORATION, LLC
By:	The Tensar Corporation, its sole member

By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	President and CEO

THE TENSAR CORPORATION
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	President

TENSAR EARTH TECHNOLOGIES, INC.
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	President

TENSAR POLYTECHNOLOGIES, INC.
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	Chief Executive Officer

[FIRST AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS]

GEOPIER FOUNDATION COMPANY, INC.
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	Chief Executive Officer

GEOTECHNICAL REINFORCEMENT COMPANY, INC.
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	Chief Executive Officer

NORTH AMERICAN GREEN, INC.
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	Chief Executive Officer

ATLANTECH ALBAMA INC.
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	Chief Executive Officer

ADVANCED EARTH TECHNOLOGY, INC.
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	Chief Executive Officer

MERITEX PRODUCTS CORPORATION
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	Chief Executive Officer

[FIRST AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS]

Annex A
Amended and Restated Financial Covenants
     1.10 Capital Expenditures. Permit the aggregate amount of Capital Expenditures made by Tensar and its Subsidiaries in any period set forth below to exceed the amount set forth below for such period:

Fiscal Year	Amount
2006	$25,000,000
2007	$12,000,000
2008 and each fiscal year thereafter	$10,000,000
     1.11 Financing Coverage Ratio. Permit the Financing Coverage Ratio during any period set forth below to be less than the ratio set forth opposite such period below:

Fiscal Quarter Ended:	Ratio
June 30, 2006	1.60:1.00
September 30, 2006	1.60:1.00
December 31, 2006	1.60:1.00
March 31, 2007	1.60:1.00
June 30, 2007	1.75:1.00
September 30, 2007	1.75:1.00
December 31, 2007	2.00:1.00
March 31, 2008	2.00:1.00
June 30, 2008	2.00:1.00
September 30, 2008	2.00:1.00
December 31, 2008	2.25:1.00
March 31, 2009	2.25:1.00
June 30, 2009	2.25:1.00
September 30, 2009	2.25:1.00
December 31, 2009	2.50:1.00
March 31, 2010	2.50:1.00
June 30, 2010	2.50:1.00
September 30, 2010	2.50:1.00
December 31, 2010 and each fiscal quarter thereafter	3.00:1.00

     1.12 Leverage Ratio. Permit the Leverage Ratio during any period set forth below to be greater than the ratio set forth opposite such period below:

Fiscal Quarter Ended:	Ratio
June 30, 2006	6.75:1.00
September 30, 2006	6.75:1.00
December 31, 2006	6.75:1.00
March 31, 2007	6.75:1.00
June 30, 2007	6.25:1.00
September 30, 2007	6.00:1.00
December 31, 2007	5.50:1.00
March 31, 2008	5.50:1.00
June 30, 2008	5.50:1.00
September 30, 2008	5.50:1.00
December 31, 2008	4.75:1.00
March 31, 2009	4.75:1.00
June 30, 2009	4.75:1.00
September 30, 2009	4.75:1.00
December 31, 2009	4.25:1.00
March 31, 2010	4.25:1.00
June 30, 2010	4.25:1.00
September 30, 2010	4.25:1.00
December 31, 2010	3.75:1.00
March 31, 2011	3.75:1.00
June 30, 2011	3.75:1.00
September 30, 2011	3.75:1.00
December 31, 2011	3.25:1.00
March 31, 2012	3.25:1.00
June 30, 2012	3.25:1.00
September 30, 2012	3.25:1.00
December 31, 2012 and each fiscal quarter thereafter	2.75:1.00
     1.13 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio during any period set forth below to be less than the ratio set forth opposite such period below:

Fiscal Quarter Ended:	Ratio
June 30, 2006	1.15:1.00
September 30, 2006	1.15:1.00
December 31, 2006	1.15:1.00
March 31, 2007	1.15:1.00
June 30, 2007	1.25:1.00
September 30, 2007	1.25:1.00
December 31, 2007	1.35:1.00
March 31, 2008	1.35:1.00
June 30, 2008	1.35:1.00
September 30, 2008	1.35:1.00
December 31, 2008	1.40:1.00
March 31, 2009	1.40:1.00
June 30, 2009	1.40:1.00
September 30, 2009	1.40:1.00
December 31, 2009 and each fiscal quarter thereafter	1.50:1.00
     1.14 First Lien Leverage Ratio. Permit the First Lien Leverage Ratio during any period set forth below to be greater than the ratio set forth opposite such period below:

Fiscal Quarter Ended:	Ratio
June 30, 2006	4.75:1.00
September 30, 2006	4.75:1.00
December 31, 2006	4.75:1.00
March 31, 2007	4.75:1.00
June 30, 2007	4.50:1.00
September 30, 2007	4.25:1.00
December 31, 2007	4.00:1.00
March 31, 2008	4.00:1.00
June 30, 2008	4.00:1.00
September 30, 2008	4.00:1.00
December 31, 2008	3.50:1.00
March 31, 2009	3.50:1.00
June 30, 2009	3.50:1.00
September 30, 2009	3.50:1.00

Fiscal Quarter Ended:	Ratio

December 31, 2009	2.50:1.00
March 31, 2010	2.50:1.00
June 30, 2010	2.50:1.00
September 30, 2010	2.50:1.00
December 31, 2010	2.25:1.00
March 31, 2011	2.25:1.00
June 30, 2011	2.25:1.00
September 30, 2011	2.25:1.00
December 31, 2011	2.00:1.00
March 31, 2012	2.00:1.00
June 30, 2012	2.00:1.00
September 30, 2012	2.00:1.00
December 31, 2012 and each fiscal quarter thereafter	1.75:1.00

Annex B
SECTION 2. GUARANTEE
     2.1. Guarantee.
     (a) Each of the Guarantors (other than Tensar) hereby, jointly and severally, unconditionally and irrevocably, guarantees to TCO, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by Tensar when due (whether at the stated maturity, by acceleration or otherwise) of Tensar’s Obligations. Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to TCO, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by Luxco when due (whether at the stated maturity, by acceleration or otherwise) of Luxco’s Obligations.
     (b) If and to the extent required in order for the Obligations of any Guarantor to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of such Guarantor hereunder shall be limited to the greatest amount which can lawfully be so guaranteed by such Guarantor under such laws, after giving effect to any rights of contribution, reimbursement and subrogation arising under Section 2.2. Each Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Agreement, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.1 (b) or to reduce, or request judicial relief reducing, the amount of its liability under this Agreement, and (iii) the limitation set forth in this Section 2.l (b) may be enforced only to the extent required under such laws in order for the obligations of such Guarantor under this Agreement to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other person entitled, under such laws, to enforce the provisions thereof.
     (c) Each Guarantor (other than Tensar) agrees that the Obligations of Tensar may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.1 (b) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder and each Guarantor agrees that the Obligations of Luxco may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.1 (b) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.
     (d) The guarantee contained in this Section 2 shall remain in full force and effect until payment in full of the Obligations, notwithstanding that from time to time during the term of the Lease/Purchase Facilities Documents, Tensar may be free from any of its Obligations and Luxco may be from any of its Obligations.
     (e) No payment made by Tensar, Luxco, any of the Guarantors, any other guarantor or any other person or received or collected by any Secured Party from Tensar, Luxco, any of the Guarantors, any other guarantor or any other person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations of Tensar or the Obligations of Luxco shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than, with respect to any Tensar Obligations, any payment made by such Guarantor in respect of Tensar’s Obligations or any payment received or collected from such Guarantor in respect of Tensar’s Obligations and, with respect to any Luxco Obligations, any payment made by such Guarantor in respect of Luxco’s Obligations or any payment received or collected from such Guarantor in respect of Luxco’s Obligations), remain liable for Tensar’s Obligations and Luxco’s Obligations up to the maximum liability of such Guarantor hereunder until the Obligations of Tensar and the Obligations of Luxco are paid in full and all of the Lease/Purchase Facilities Documents (and any commitments to lease property or to engage in commodities transactions thereunder and any letters of credit or other Guarantee Obligations referred to therein) shall have been terminated or have expired.
     2.2. Rights of Reimbursement, Contribution and Subrogation. In case any payment is made on account of the Obligations by any Grantor or is received or collected on account of the Obligations from any Grantor or its property:
     (a) If such payment is made by Tensar (with respect to Obligations other than its Guarantor Obligations) or from its property, then, if and to the extent such payment is made on account of Obligations arising from or relating to any Lease/Purchase Facility Document, Tensar shall not be entitled, other than in accordance with the terms of this Agreement (i) to demand or enforce reimbursement or contribution in respect of such payment from any other Grantor or (ii) to be subrogated to any claim, interest, right or remedy of any Secured Party against any other person, including any other Grantor or its property.
     (b) If such payment is made by a Guarantor or from its property, such Guarantor shall be entitled, subject to and upon payment in full of all of the Obligations, (i) to demand and enforce reimbursement for the full amount of such payment from Tensar or Luxco (as the case may be) and (ii) to demand and enforce contribution in respect of such payment from each other Guarantor that has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors based on the relative value of their assets and any other equitable considerations deemed appropriate by a court of competent jurisdiction.
     (c) If and whenever (after payment in full of the Obligations) any right of reimbursement or contribution becomes enforceable by any Grantor against any other Grantor under Sections 2.2(a) and 2.2(b), such Grantor shall be entitled, subject to and upon payment in full of all of the Obligations, to be subrogated (equally and ratably with all other Grantors entitled to reimbursement or contribution from any other Grantor as set forth in this Section 2.2) to any security interest that may then be held by TCO upon any Collateral granted to it in this Agreement. Such right of subrogation shall be enforceable solely against the Grantors, and not against the Secured Parties, and neither TCO nor any other Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any Collateral for any purpose related to any such right of subrogation. If subrogation is demanded by any Grantor, then (after payment in full of all of Obligations) TCO shall deliver to the Grantors making such demand, or to a representative of such Grantors or of the Grantors generally, an instrument satisfactory to TCO and the Administrative Agent transferring, on a quitclaim basis without any recourse, representation, warranty or obligation whatsoever, whatever security interest TCO then may hold in whatever Collateral may then exist that was not previously released or disposed of by TCO.
     (d) All rights and claims arising under this Section 2.2 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation may at any time arise or exist in favor of any Grantor as to any payment on account of the Obligations made by it or received or collected from its property shall be fully subordinated in all respects to the prior payment in full of all of the Obligations. Until payment in full of all of Obligations, no Grantor shall demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Grantor in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to TCO for application to the payment of the Obligations. If any such payment or distribution is received by any Grantor, it shall be held by such Grantor in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Grantor to TCO, in the exact form received and, if necessary, duly endorsed.
     (e) The obligations of the Grantors under the Lease/Purchase Facilities Documents, including their liability for the Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectibility or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.2. The invalidity, insufficiency, unenforceability or uncollectibility of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Secured Party against any Guarantor its property. The Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.
     (f) Each Grantor reserves any and all other rights of reimbursement, contribution or subrogation at any time available to it as against any other Grantor, but (i) the exercise and enforcement of such rights shall be subject to Section 2.2(d) and (ii) neither TCO nor any other Secured Party shall ever have any duty or liability whatsoever in respect of any such right, except as provided in Section 2.2(c).

     2.3. Amendments, etc. with respect to the Obligations of Tensar and Luxco. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of Obligations of Tensar or of Luxco made by any Secured Party may be rescinded by such Secured Party and any of the Obligations of Tensar or Luxco continued, and such Obligations, or the liability of any other person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Lease/Purchase Facilities Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the parties thereto may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Obligations of Tensar or of Luxco may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations of Tensar or of Luxco or for the guarantee contained in this Section 2 or any property subject thereto.
     2.4. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations of Tensar or of Luxco and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations of Tensar and of Luxco shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between Tensar, Luxco and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Tensar, Luxco or any of the Guarantors with respect to the Obligations of Tensar or of Luxco. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance (but not of collection) without regard to (a) the validity or enforceability of the Lease/Purchase Facilities Documents, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Tensar or any other person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of Tensar, Luxco or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Tensar of its Obligations or of Luxco of its Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against Tensar, Luxco, any other Guarantor or any other person or against any collateral security or guarantee for the Obligations of Tensar or of Luxco or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from Tensar, Luxco, any other Guarantor or any other person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Tensar, Luxco, any other Guarantor or any other person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any proceedings.
     2.5. Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations of Tensar or of Luxco is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Tensar, Luxco or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Tensar, Luxco or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
     2.6. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to TCO without set-off or counterclaim in Dollars or, with respect to obligations arising with respect to the Luxco Murabaha Obligations, in pounds sterling, in immediately available funds at the office of TCO, as specified in the Lease Agreement, the Commodities Purchase Agreement or the Luxco Commodities Purchase Agreement, from time to time.